Exhibit 99.1
AU GU ST 7 , 2 0 2 3 mCRC Program Update and Clinical Development Plan

PFIZER We expect clinical data from our 1st line RAS-mutated mCRC trial in mid-2024

mCRC clinical development program agreed with FDA • • • • • •

5 3 Annual eligible U.S. patients (’000s)* 15 12 40 0 50 23 48

Line of Therapy Ph2 Ph3 Investigator-initiated trials Trial Combination with:

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL SCIENTIFIC BASIS FOR CLINICAL FINDINGS CLINICAL DEVELOPMENT PATH FORWARD Onvansertib clinical development plan in mCRC

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL SCIENTIFIC BASIS FOR CLINICAL FINDINGS CLINICAL DEVELOPMENT PATH FORWARD Onvansertib clinical development plan in mCRC

Onvansertib PROPERTIES SPECIFICITY • • •

1st LINE 2nd Normal LINE RAS Mutated

2nd Normal 1st LINE LINE RAS Mutated

MOA 21 RAS-mutations in mCRC1

28 DAY CYCLE ENROLLMENT CRITERIA EFFICACY ENDPOINTS 1 2 3

PHASE 1b PHASE 2 ITT population (N) 50 68 Evaluable population* (N) 48 66 We enrolled 50 initial patients, and then an additional 18 patients, in our trial TOTAL

1st LINE 2nd Bev exposed vs bev naïve patients LINE

KRAS Variant CR+PR SD PD Total G12C G12D G12V G13D G12S G12A Q61H G13C

• • • • • • • TEAE GR1 GR2 GR3 GR4 TOTAL TEAE GR1 GR2 GR3 GR4 TOTAL Fatigue 24 22 7 0 53 78% Cough 11 0 0 0 11 16% Neutropenia 1 18 23 7 49 72% Pyrexia 8 1 1 0 10 15% Nausea 29 13 4 0 46 68% Dyspnea 7 3 0 0 10 15% Diarrhea 21 13 4 0 38 56% AST Increase 7 2 1 0 10 15% Leukopenia 9 14 5 1 29 43% Lymphocytopenia 2 7 0 0 9 13% Anemia 22 5 2 0 29 43% Dyspepsia 9 0 0 0 9 13% Alopecia 20 5 0 0 25 37% ALT Increase 8 0 1 0 9 13% Abdominal Pain 14 8 3 0 25 37% Hypocalcemia 9 0 0 0 9 13% Stomatitis 15 6 3 0 24 35% Insomnia 9 0 0 0 9 13% Hypertension 4 10 9 0 23 34% Dehydration 1 5 2 0 8 12% Thrombocytopenia 17 5 1 0 23 34% Hypokalemia 6 2 0 0 8 12% Constipation 17 2 1 0 20 29% Arthralgia 6 2 0 0 8 12% Vomiting 11 6 3 0 20 29% Hand / Foot Syndrome 5 2 0 0 7 10% Epistaxis 15 0 0 0 15 22% Hemorrhoids 5 2 0 0 7 10% Headache 13 0 0 0 13 19% Non-Cardiac Chest Pain 6 1 0 0 7 10% Decreased Appetite 4 6 2 0 12 18% ALP Increase 5 1 1 0 7 10% Back Pain 10 2 0 0 12 18%

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL SCIENTIFIC BASIS FOR CLINICAL FINDINGS CLINICAL DEVELOPMENT PATH FORWARD Onvansertib clinical development plan in mCRC

Our findings establish the scientific basis of our bev naïve clinical finding

Tumor volume (mm 3 ) 0 10 20 30 0 500 1000 1500 2000 2500 SW620 (KRAS G12V) The combination had significant superior anti-tumor activity compared to the single agents

KRAS-mut tumors from mice treated with onv + bev appear smaller and pale (less vascularized)

••••••

PLK1 inhibition using siRNA against PLK1 (siPLK1) prevented hypoxia-induced HIF1a expression In 4 RAS-mutant CRC cell lines*, onvansertib inhibited hypoxia-induced HIF1a expression

This new MOA, which inhibits a “survival switch” of tumorigenesis, may underlie the increased efficacy observed clinically

• • • – – • •

RAS-mutations in mCRC1 MOA 2 1 3

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL SCIENTIFIC BASIS FOR CLINICAL FINDINGS CLINICAL DEVELOPMENT PATH FORWARD Onvansertib clinical development plan in mCRC

• • 2nd line mCRC 1st line mCRC • …and FDA agreed with Cardiff Oncology’s proposed 1st line clinical program FDA suggested we consider moving to a 1st line clinical development path…

• • • Clinical Commercial • • Transition from 2L to 1L Regulatory • • • •

ENROLLMENT CRITERIA ENDPOINTS Primary Secondary Benchmark of success

2 nd Line mCRC 1 st line mCRC 2 nd Line mCRC 1 st line mCRC

BREAKTHROUGH GROWTH INITIATIVE • • • PFIZER PFIZER Ignite • •

2023 2024 2025

PFIZER We expect clinical data from our 1st line RAS-mutated mCRC trial in mid-2024

Appendix: Additional Ph 1b/2 Clinical Data

As an independent cohort in the Ph 1b/2 trial, the expansion cohort replicated the finding of improved responses from the bev naïve patients

No single patient characteristic explains the difference in response rates by prior bev status

Appendix: Additional Preclinical Data

0 5 10 15 20 -50 0 50 100 150 200 200 400 600 Treatment time (days) C1143 (KRAS G12D) ** *** 0 5 10 15 20 0 50 100 150 200 250 Treatment time (days) C1144 (KRAS G12C) ** **** Vehicle Onv+Irino Onvansertib Irinotecan

0 5 10 15 20 0 100 200 300 Treatment time (days) C1138 (KRAS G13D) ** *** 0 5 10 15 20 0 200 400 600 800 Treatment time (days) B8239 (KRAS G12C) *** *** 5 10 15 20 0 100 200 300 Treatment time (days) C1143 (KRAS G12D) * ****

Cardiff Oncology™



mCRC Program Update and Clinical Development Plan

AUGUST 7, 2023

Forward-looking statements

CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; our clinical trials may encounter delays in initiation or enrollment that impact the cost and timing of the trial readout; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third-party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2022, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

We are advancing our RAS-mutated mCRC program to the 1st line setting

We expect clinical data from our 1st line RAS-mutated mCRC trial in mid-2024

Clinical findings from Ph 1b/2 (n=48)

Replicated in Ph 1b/2 Expansion cohort (n=18)

Discovered a new MOA: Inhibiting a "survival switch" of tumorigenesis / angiogenesis

FDA

FDA agreed with a 1st line clinical development path

PFIZER

Provides development capabilities to support 1st line trial

images: Flaticon.com

mCRC program positions onvansertib for accelerated and full-approval

mCRC clinical development program agreed with FDA

CRDF-004
1st line RAS-mutated mCRC trial
90 patients, randomized, 2 doses of onvansertib

Highlights of **CRDF-004** exploratory trial

- Provide randomized clinical safety / efficacy data
- Confirm optimal dose in 1st line
- Expect to provide interim data readout in mid-2024

CRDF-005
1st line RAS-mutated mCRC registrational trial
320 patients, randomized

Highlights of **CRDF-005** registrational trial

- Seamless registrational trial for accelerated and full approval, as agreed with FDA
- ORR endpoint: For accelerated approval
- PFS / OS trend endpoint: For full approval

Our move into 1st line mCRC significantly increases market opportunity

Annual eligible U.S. patients ('000s)*



ONVANSERTIB OPPORTUNITY
50
Agents targeting an oncogenic driver mutation
3
5
23
48
40
12
15
ROS1
RET
mCRC RAS-mut
2nd line
1st line
mPDAC
2nd line
TNBC
2nd line invasive
SCLC
Salvage

* ROS1 estimated eligible patients presented in Turning Point Therapeutics' corporate presentation May 2022 slide 6 (NSCLC disease incidence in the US of 140k of which 2% of patients harbor ROS1 translocation). RET estimated eligible patients presented in Loxo Oncology's corporate presentation January 2018 disclosed on Form 8-K (Jan 8, 2018). mCRC estimated population includes 1st or 2nd line, KRAS- and NRAS-mutated cancers. mPDAC estimated population includes 2nd line PDAC patients. TNBC estimated population includes invasive, 2nd line TNBC patients. SCLC estimated population includes SCLC salvage patients.

Our pipeline opens many attractive opportunities for onvansertib

	Line of Therapy	Trial	Ph2	Ph3	Combination with:
mCRC (RAS-mut)	1st line	Ph 2 (w/Pfizer)	randomized		FOLFIRI/bev and FOLFOX/bev
	2nd line	Ph 1b/2	completed		FOLFIRI/bev
mPDAC	2nd line	Ph 2			Onivyde®/5-FU

Investigator-initiated trials

TNBC	2nd line	Ph 2 Dana-Farber Cancer Institute			Paclitaxel
SCLC	2nd line	Ph 2 UPMC LIFE CHANGING MEDICINE			None (monotherapy)

Onvansertib clinical development plan in mCRC

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL

SCIENTIFIC BASIS FOR CLINICAL FINDINGS

CLINICAL DEVELOPMENT PATH FORWARD

Onvansertib clinical development plan in mCRC

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL

SCIENTIFIC BASIS FOR CLINICAL FINDINGS

CLINICAL DEVELOPMENT PATH FORWARD

Onvansertib specifically targets PLK1, a well-established cancer target

Onvansertib

First oral, well-tolerated PLK1-selective inhibitor

PROPERTIES

- Small molecule
- Oral dosing
- 24-hour half-life



F
F
F
O
HN
N
N
N
N
HO
N
N
H2N
O

SPECIFICITY

Exquisitely specific for PLK1

ENZYME	IC_{50} (µM)
PLK1	**0.002**
PLK2	>10
PLK3	>10
CK2	0.4
FLT3	0.4
CDK1/CycB	>10
42 other kinases and >140 in the Millipore panel	>10

Our focus is RAS-mutated tumors where there are no targeted therapies

Normal	1st LINE	2nd LINE
Standard*	Chemo + bevacizumab	Chemo + bevacizumab
Targeted	+ EGFR inhibitor	NONE

RAS Mutated	1st LINE	2nd LINE
Standard*	Chemo + bevacizumab	Chemo + bevacizumab
Targeted	**NONE**	**NONE**

RAS-mut mCRC is approx. half the mCRC population[1]



Normal
RAS mutated

* FOLFOX and FOLFIRI are interchangeable as SoC chemo for 1st and 2nd line.

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Our Ph1b/2 trial added onvansertib to SoC in the 2nd line setting

	1st LINE	2nd LINE
Normal		
Standard	Chemo + bevacizumab	Chemo + bevacizumab
Targeted	+ EGFR inhibitor	NONE
RAS Mutated		
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	NONE	ONVANSERTIB



Our trial explored adding onvansertib to FOLFIRI + bev (SoC)

Two separate onvansertib MOAs underlie our focus on RAS-mut mCRC

RAS-mutations in mCRC[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
NRAS
Normal

MOA

In RAS-mutated mCRC, onvansertib has two mechanisms of action

1. Synthetic lethality in RAS mutants
2. Synergy with 2L SoC chemotherapy

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Our Ph1b/2 trial combined onvansertib with the current SoC in 2nd line

ENROLLMENT CRITERIA

2nd line mCRC

KRAS-mut

Unresectable

N=68 (66 evaluable)


mCRC


ONVANSERTIB
2nd line SoC:
FOLFIRI + bevacizumab
28 DAY CYCLE
2nd-Line SoC:
FOLFIRI + bevacizumab
ONVANSERTIB
28
27
26
25
24
23
22
21
20
6
7
8
9
10
11
12
13
14

EFFICACY ENDPOINTS

1. **Primary:** Objective Response Rate (ORR) per RECIST v1.1 in patients who receive ≥1 cycle of treatment
2. **Secondary:** Progression-Free Survival (PFS) and Duration of Response (DoR)
3. **Exploratory:** decrease in KRAS-mutational burden and response to treatment

There were two cohorts of patients enrolled in our Ph1b/2 trial

We enrolled 50 initial patients, and then an additional 18 patients, in our trial


PHASE 1b
PHASE 2
TOTAL
12 mg/m²
15 mg/m²
18 mg/m²
RP2D
Expansion cohort

	Phase 1b / Phase 2 (RP2D)	Expansion cohort	Total
ITT population (N)	50	18	68
Evaluable population* (N)	48	18	66

* Two patients were deemed not evaluable per protocol and therefore excluded from the efficacy data set. Neither patient completed at least 1 cycle of treatment and both patients ultimately discontinued.

Our 2nd line trial patients may or may not have received bev in 1st line

Bev exposed vs bev naïve patients

"Bev naïve" patients who did not receive prior bev in 1st line

or

"Bev exposed" patients who received bev in 1st line

1st LINE

FOLFOX

23% (15 of 66)

FOLFOX + **bevacizumab**

77% (51 of 66)

2nd LINE

FOLFIRI + **bevacizumab**

\+ ONVANSERTIB

All patients received FOLFIRI + bev + onv in our trial

Bev naïve patients achieved higher response rate with onvansertib+SoC

Best Radiographic Response and Duration of Response* – 66 evaluable patients (as of June 16, 2023)

	All patients	Bev naïve	Bev exposed
N	66	15	51
ORR	**29%** (19)	**73%** (11)	**16%** (8)
95% CI	(18-41%)	(45-92%)	(7-29%)
mDoR	12.0mo	13.0mo	8.9mo
95% CI	(8.9, –)	(12.0, –)	(3.9, –)
Disease Control Rate	91%	100%	88%
Historical controls**			
ORR		23-26%	5-13%


Bev naïve
Bev exposed
Complete Response
Confirmed CR
Patients treated at the RP2D
Partial Response
Confirmed PR
Stable Disease
Progressive Disease
30% tumor reduction
% change in target lesions from baseline

* Radiographic response determined per RECIST 1.1. Waterfall plot and table reflect interim data as of June 16, 2023 from an ongoing trial and unlocked database. Patients 02-008 and 07-029 were categorized as bev naïve in the July 25, 2022 data, but are now determined to have been bev exposed. mDoR CI: "–" means not reached. After external review of the tumor measurements completed May 12, 2023, it was determined that patients 02-028 and 04-038 were confirmed PRs.

** Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486.

Bev naïve patients experienced more durable responses

Swimmer plot* – 66 evaluable patients (as of June 16, 2023)

	All patients	Bev naïve	Bev exposed
Pursued surgery / ablation	18% (12/66)	53% (8/15)	8% (4/51)
Initial PR at 8 week scan	9	8	1
Initial PR at 16+ week scan	10	3	7



Bev naïve
0
5
10
15
20
Months



Bev exposed
0
5
10
15
20
Months
Reason for Discontinuation
Adverse Event
Disease Progression
Patient Decision
Physician Decision
To Pursue Surgery or Ablation
Response
Progressive Disease
Stable Disease
Partial Response
Confirmed Partial Response
Confirmed Complete Response
On Treatment
On Trial
On Follow Up

* Swimmer plot / table reflect interim data as of June 16, 2023 from an ongoing trial and unlocked database. After external review of the tumor measurements completed May 12, 2023, it was determined that patients 02-028 and 04-038 were confirmed PRs.

Patients on our trial achieved responses across KRAS mutations

Swimmer plot* – 66 evaluable p

	A pati
Pursued surgery / ablation	12
Initial PR at 8 week scan	9
Initial PR at 16+ week scan	1

Bev naïve
Months

Frequency of Common KRAS Mutations in mCRC[1]



G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C

Onvansertib responses across KRAS mutations (as of June 16, 2023)

KRAS Variant	CR+PR	SD	PD	Total
G12D	7	13	1	21
G12V	1	10	2	13
G12A	4	4		8
G13D	4	4		8
G12C	1	2	1	4
G12S		3	1	4
A146T	1	2		3
Q61H	1	2		3
K117N		1	1	2
Total	19	41	6	66

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

PFS exceeds historical controls for SoC, particularly in bev naïve patients

Progression free survival* – 66 evaluable patients (as of June 16, 2023)



Probability of Survival
1.00
0.75
0.50
0.25
0.00
0
5
10
15
20
25
Months
All patients
mPFS: 9.3

Characteristic	N	Event N	mPFS (95%CI)
Overall	66	42	9.3 (7.8, 14)



Probability of Survival
1.00
0.75
0.50
0.25
0.00
0
5
10
15
20
25
Months
Bev naïve
Bev exposed
mPFS: 7.8
15.0

Characteristic	N	Event N	mPFS (95%CI)	p-value[1]
prior_chemo	66	42		0.003
Bev Naive			15 (14, –)	
Prior Bev			7.8 (5.8, 10)	

[1] Log-rank test CI of "–" means not reached

Historical controls**

	Bev exposed	Bev naïve
PFS	4.5 - 6.7mos	6.9 - 8.5mos

* Onvansertib mPFS are interim data as of June 16, 2023 from an ongoing trial and unlocked database

** Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486.

Onvansertib in combination with FOLFIRI-bev is well-tolerated*

- All treated patients (N=68)
  - All dose levels (12mg/m2, 15mg/m2, 18mg/m2)
- No major / unexpected toxicities are seen
- 8 patients had a G4 hematologic AE
  - All resolved without issue
  - Required dose holds and/or growth factor support
  - None of the 8 patients discontinued treatment due to this AE

TEAE	GR1	GR2	GR3	GR4	TOTAL		TEAE	GR1	GR2	GR3	GR4	TOTAL	
Fatigue	24	22	7	0	53	78%	Cough	11	0	0	0	11	16%
Neutropenia	1	18	23	7	49	72%	Pyrexia	8	1	1	0	10	15%
Nausea	29	13	4	0	46	68%	Dyspnea	7	3	0	0	10	15%
Diarrhea	21	13	4	0	38	56%	AST Increase	7	2	1	0	10	15%
Leukopenia	9	14	5	1	29	43%	Lymphocytopenia	2	7	0	0	9	13%
Anemia	22	5	2	0	29	43%	Dyspepsia	9	0	0	0	9	13%
Alopecia	20	5	0	0	25	37%	ALT Increase	8	0	1	0	9	13%
Abdominal Pain	14	8	3	0	25	37%	Hypocalcemia	9	0	0	0	9	13%
Stomatitis	15	6	3	0	24	35%	Insomnia	9	0	0	0	9	13%
Hypertension	4	10	9	0	23	34%	Dehydration	1	5	2	0	8	12%
Thrombocytopenia	17	5	1	0	23	34%	Hypokalemia	6	2	0	0	8	12%
Constipation	17	2	1	0	20	29%	Arthralgia	6	2	0	0	8	12%
Vomiting	11	6	3	0	20	29%	Hand / Foot Syndrome	5	2	0	0	7	10%
Epistaxis	15	0	0	0	15	22%	Hemorrhoids	5	2	0	0	7	10%
Headache	13	0	0	0	13	19%	Non-Cardiac Chest Pain	6	1	0	0	7	10%
Decreased Appetite	4	6	2	0	12	18%	ALP Increase	5	1	1	0	7	10%
Back Pain	10	2	0	0	12	18%							

* Data consists of all adverse events entered into the EDC as of June 13, 2023, from an ongoing trial and unlocked database. N: number of patients (total N=68); events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; TOTAL shows the absolute # of patients and (%) of the population. COVID, as an AE, is not included as that data is still under review and being tabulated.

Onvansertib clinical development plan in mCRC

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL

SCIENTIFIC BASIS FOR CLINICAL FINDINGS

CLINICAL DEVELOPMENT PATH FORWARD

We've discovered a scientific basis for our bev naïve clinical finding

Our findings establish the scientific basis of our bev naïve clinical finding

Reduction in tumor growth	Onvansertib plus bev **inhibits tumor growth** greater than either agent alone
PLK1 and hypoxia	Onvansertib inhibits the **hypoxia signaling pathway** by downregulating HIF1a expression
Onv + bev anti-angiogenesis	Onvansertib plays an **independent role in anti-angiogenesis** that complements bev
Prior bev treatment	Prior bev treatment modulates gene pathways that **confer resistance** to bev and onvansertib

Onvansertib + bev inhibits tumor growth greater than either agent alone

The combination had significant superior anti-tumor activity compared to the single agents


HCT-116 (KRAS G13D)
Vehicle
Onvansertib
Bevacizumab
Onv+Bev
Tumor volume (mm3)
2500
2000
1500
1000
500
0
10
20
30
*

Onvansertib 45mg/kg PO, QD
Bev 10mg/kg, IP, BIW


LoVo (KRAS G13D)
Vehicle
Onvansertib
Bevacizumab
Onv+Bev
Tumor volume (mm3)
2500
2000
1500
1000
500
0
10
20
30
***

Onvansertib 45mg/kg PO, QD
Bev 5mg/kg, IP, BIW


SW620 (KRAS G12V)
Vehicle
Onvansertib
Bevacizumab
Onv+ Bev
Tumor volume (mm3)
2500
2000
1500
1000
500
0
10
20
30
****

Onvansertib 45mg/kg PO, QD
Bev 1mg/kg, IP, BIW

Three KRAS-mutant xenograft models were treated with vehicle (control), onvansertib, bevacizumab or the combination of onvansertib and bev. 8-9mice/ group. Mean ± SEM are represented on graphs. An unpaired t-test was used to test the difference in tumor volume change on the last day of treatment between the combination treatment and the most effective control arm. *$p<0.05$, ***$p<0.001$, ****$p<0.0001$

Onvansertib plays an independent role in anti-angiogenesis that complements bev

KRAS-mut tumors from mice treated with onv + bev appear smaller and pale (less vascularized)



LoVo (KRAS G13D)*
SW620 (KRAS G12V)*
Control (vehicle)
Onvansertib
Bevacizumab
Onv+Bev

* Two KRAS-mutant xenograft models were treated with control (vehicle), onvansertib, bevacizumab or the combination of onvansertib and bev. 8-9mice / group. Tumors were removed and photographed at the end of the study. Representative photographs from three mice from each group are shown.

Hypoxia: a hallmark of cancer

In response to hypoxia, cancer cells activate the hypoxia-inducible factor (HIF) pathway, which can promote tumorigenesis through multiple means:

- Angiogenesis
- Cell proliferation and survival
- Highly immunosuppressive and invasive tumor microenvironment
- Hypoxia-induced EMT and acquisition of cancer cell stemness in turn driving metastasis
- Reprogrammed cancer cell metabolism and increased glycolysis
- Delivery of anti-cancer agents rendered more intractable



Angiogenesis
VEGF
Altered bioenergetics
↑Glycolysis
↓OxPhos
↑Adenosine
Tumour-promoting inflammation
NF-κB
HIF
Invasion, migration and mestatais
- Promotes EMT: translation of EMMPRIN, Twist 1, Snail, Slug
- CAF activation: ECM remodelling
Hypoxia
ECM deposition
Hypoxic tumour cells
Cancer-associated fibroblast
Normoxia tumour cells
Infiltrating
Immune cells
Treatment resistance
↓ROS
Radiotherapy & chemotherapy
O₂ gradient

From: King et al., World J Gastrointest Oncol. 2021

Onvansertib inhibits the hypoxia signaling pathway by downregulating HIF1a expression

In 4 RAS-mutant CRC cell lines*, onvansertib inhibited hypoxia-induced HIF1a expression



LoVo
HCT-116
SW-620
DLD1
Nx
Hx
Onv
- + - +
116
HIF1a
B-Actin

PLK1 inhibition using siRNA against PLK1 (siPLK1) prevented hypoxia-induced HIF1a expression



LoVo
HCT-116
Nx
Hx
Ctl siPLK1 Ctl siPLK1
116
HIF1a
B-Actin

* Four KRAS-mutant CRC cell lines were cultured under normoxia (20%02, Nx) or hypoxia (1%02, Hx), in the presence (+) or absence (-) of onvansertib. HIF1a expression was strongly induced under hypoxia.

Onvansertib and bev are complementary inhibitors of the hypoxia signaling pathway

This new MOA, which inhibits a "survival switch" of tumorigenesis, may underlie the increased efficacy observed clinically



↑HIF1a
Onvansertib
Translocation
to nucleus
HIF1a
HIF1b
Transcription
Proliferation/
Survival
VEGFA
Bevacizumab
Angiogenesis:
Vascularization of the tumor

In the low oxygen tumor microenvironment (hypoxia), HIF1a is induced by tumors to increase vascularization by secreting VEGF, and to promote proliferation and survival

Prior bev treatment modulates gene pathways that can confer resistance to bev and onvansertib

- Aim: to identify potential mechanisms of treatment resistance in bev exposed KRAS-mutant mCRC patients
- Method:



KRAS-mutant mCRC patients
1st line treatment

FOLFOX (n=71)
FOLFOX + bev (n=64)

RNA-sequencing of post-treatment biopsies → Analysis of genes and pathways differentially expressed in Bev-exposed vs Bev-naïve patients

- Bev exposed tumors showed up-regulation of pathways associated with:
  - Hypoxia
  - G2/M checkpoint and mitosis
- Up-regulation of these pathways may drive resistance to onvansertib and bev
- Additionally, modulation of oncogenic signatures associated with angiogenic factors (PlGF, VEGFA) were observed in bev exposed tumors and may drive treatment resistance

GSEA Hallmarks of Cancer Enriched in Bev-exposed Tumors



E2F targets
Cholesterol Homeostasis
EMT
Hypoxia
Mitotic spindle
G2M checkpoint
Apical Junction
MYC target
Notch Signaling
-3
-2
-1
0
1
2
Normalized Enrichment Score

FDR p-value≤0.05

Oncogenic Signatures Enriched in Bev-exposed Tumors



PlGF-UP_UP
ERBB2-UP_DN
JAK2-DN_DN
KRAS-UP_UP
VEGFA-UP_DN
STK33-DN_UP
MYC-UP_UP
CCND1-UP_UP
Rapamycin_DN
KRAS-UP_DN
BCAT-UP_UP
-2
-1
0
1
2
Normalized Enrichment Score

UP: up-regulated, DN: down-regulated

In collaboration with Tempus

Our work supports the hypothesis of a 3rd MOA for PLK1 inhibition

RAS-mutations in mCRC[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
NRAS
Normal

MOA

In RAS-mutated mCRC, onvansertib has three mechanisms of action

1. Synthetic lethality in RAS mutants
2. Synergy with 2L SoC chemotherapy
3. Inhibit hypoxia / angiogenesis pathways

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Onvansertib clinical development plan in mCRC

CLINICAL FINDINGS FROM 2L Ph 1b/2 TRIAL

SCIENTIFIC BASIS FOR CLINICAL FINDINGS

CLINICAL DEVELOPMENT PATH FORWARD

FDA provided feedback at our Type C meeting in June 2023

FDA suggested we consider moving to a 1st line clinical development path…

2nd line mCRC → 1st line mCRC

FDA commented:

Allows all patients with RAS-mut tumors to benefit from treatment with onvansertib rather than only the 2nd line bev naïve population

…and FDA agreed with Cardiff Oncology's proposed 1st line clinical program

CRDF-004
1st line RAS-mutated mCRC trial

- Obtain signal of safety and efficacy
- Select the dose for registrational trial

↓

CRDF-005
1st line registrational RAS-mutated mCRC trial

- Seamless trial designed to support BOTH accelerated approval (ORR) and full approval (PFS/OS trend)

Factors driving our move into 1st line from 2nd line RAS-mut mCRC

Clinical	• All patients in 1st line are bev naïve • No new therapies in 20 years • No competing trials in RAS-mut 1st line mCRC speeds enrollment
Regulatory	• FDA suggested we consider moving into 1st line to increase number of patients that could benefit from treatment • Validated path to accelerated approval from CRDF-005 objective response rate
Commercial	• Large 1st line patient population and market opportunity • 1st line trial is funded through data with existing cash
Transition from 2L to 1L	• ONSEMBLE (2nd line) trial tests same hypothesis as 1st line trial • Bev naïve patients in 1st line provide the strongest opportunity for clinical efficacy to support accelerated approval

Trial design of CRDF-004: 1st line RAS-mutated mCRC Ph 2 trial

ENROLLMENT CRITERIA

- 1st line mCRC
- KRAS+/NRAS+
- Unresectable
- No prior bev, FOLFIRI or FOLFOX treatment

R
N=90
1:1:1


mCRC

Arm	Regimen
Onv 20mg +	FOLFIRI/bev or FOLFOX/bev (n=30)
Onv 30mg +	FOLFIRI/bev or FOLFOX/bev (n=30)
SoC:	FOLFIRI/bev or FOLFOX/bev (n=30)

ENDPOINTS

Primary	ORR
Secondary	DoR and PFS
Benchmark of success	ORR ≥65%

In CRDF-004, each arm will have an equal number of FOLFIRI/bev and FOLFOX/bev patients.

ORR/PFS for bev naïve patients exceeds 1st and 2nd line historical controls

ORR: Onvansertib+SoC vs historical controls*



2nd Line mCRC
1st line mCRC
73%
11 of 15
23–26%
45%
Ph1b/2 trial
Historical controls
Historical controls
Bev naïve

mPFS: Onvansertib+SoC vs historical controls*



2nd Line mCRC
1st line mCRC
15.0 mos
6.9–8.5 mos
9–10 mos
Ph1b/2 trial
Historical controls
Historical controls
Bev naïve

* Historical controls reflect RAS-WT and RAS-mut patients
2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. J. Clin. Med. 2020, 9, 3889; doi:10.3390/jcm9123889.
ORR ad PFS data are interim data from an ongoing trial and unlocked database. Historical controls are from studies in similar anti-angiogenic drugs and restricted geographical areas, and do not all represent purely comparable 2nd line mCRC patient populations.

Pfizer will support clinical execution of 1st line mCRC trial

PFIZER BREAKTHROUGH GROWTH INITIATIVE

November 2021

- $15M investment
- Adam Schayowitz, Ph.D., MBA, Vice President & Medicine Team Group Lead for Breast Cancer, Colorectal Cancer and Melanoma at Pfizer joins Scientific Advisory Board
- Right of first access to data

PFIZER Ignite

August 2023

- Pfizer Ignite will be responsible for the clinical execution of 1st line mCRC trial (CRDF-004), including development capabilities, scale and expertise
- Cardiff Oncology retains full economic ownership and control of onvansertib

We have multiple near-term clinical data read outs


2023
2024
2025
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
mPDAC data readout
SCLC data readout
TNBC data readout
1st line mCRC randomized data readout

June 30, 2023 cash and investments	$89.4M
Net cash used in Operating Activities (Rolling two-quarter period ending June 30, 2023)	$15.8M

We are advancing our RAS-mutated mCRC program to the 1st line setting

We expect clinical data from our 1st line RAS-mutated mCRC trial in mid-2024

Clinical findings from Ph 1b/2 (n=48)

Replicated in Ph 1b/2 Expansion cohort (n=18)

Discovered a new MOA: Inhibiting a "survival switch" of tumorigenesis / angiogenesis

FDA agreed with a 1st line clinical development path

PFIZER

Provides development capabilities to support 1st line trial

images: Flaticon.com

Cardiff Oncology™

Appendix: Additional Ph 1b/2 Clinical Data

Expansion cohort patients replicated the prior bev naïve finding

Best Radiographic Response* – 18 expansion cohort patients (as of June 16, 2023)

As an independent cohort in the Ph 1b/2 trial, the expansion cohort replicated the finding of improved responses from the bev naïve patients

	All patients	Bev naïve	Bev exposed
N	18	4	14
ORR	**11%** (2)	**50%** (2)	**0%**
Disease Control Rate	89%	100%	86%



Bev naïve
Bev exposed
% change in target lesions from baseline
100
50
0
-50
-100
Partial Response
Confirmed PR
Patients treated at the RP2D
Stable Disease
Progressive Disease
30% tumor reduction
02-061
02-066
02-062
07-078
02-080
06-083
06-063
02-065
02-087
07-069
06-064
05-085
01-067
04-073
06-082
03-072
06-075
03-070

* Radiographic response determined per RECIST 1.1. Waterfall plot and table reflect interim data as of June 16, 2023 from an ongoing trial and unlocked database.

Bev naïve patients responded better than bev exposed

Swimmer plot* – 18 expansion cohort patients (as of June 16, 2023)

	All patients	Bev naïve	Bev exposed
Pursued surgery / ablation	17% (3/18)	50% (2/4)	7% (1/14)



Bev naïve
02-061
07-078
02-062
02-066
Bev exposed
04-073
01-067
02-087
03-072
03-070
05-085
06-075
06-063
02-065
06-083
06-064
06-082
07-069
02-080
0
5
10
15
20
Months
Reason for Discontinuation
Adverse Event
Disease Progression
Patient Decision
Physician Decision
To Pursue Surgery or Ablation
Response
Progressive Disease
Stable Disease
Partial Response
Confirmed Partial Response
> On Treatment

* Swimmer plot / table reflect interim data as of June 16, 2023 from an ongoing trial and unlocked database.

Expansion cohort patients replicated the prior bev naïve finding

Progression free survival* – 18 expansion cohort patients (as of June 16, 2023)



Probability of Survival
1.00
0.75
0.50
0.25
0.00
All patients
mPFS: 9.3
0
5
10
15
20
Months

Characteristic	N	Event N	mPFS (95%CI)
Overall	18	8	8.4 (4.8, –)



Probability of Survival
1.00
0.75
0.50
0.25
0.00
Bev naïve
Bev exposed
mPFS: 7.8
0
5
10
15
20
Months

Characteristic	N	Event N	mPFS (95%CI)	p-value[1]
prior_chemo	18	8		0.046
Bev Naive			– (–, –)	
Prior Bev			7.8 (4.3, –)	

[1] Log-rank test CI of "–" means not reached

Historical controls**	Bev exposed	Bev naïve
PFS	4.5 - 6.7mos	6.9 - 8.5mos

* Onvansertib mPFS are interim data as of June 16, 2023 from an ongoing trial and unlocked database

** Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486.

mCRC Ph 1b/2 trial subgroup data compares favorably to SoC

Objective response rates (%) and mPFS (mo) in our Ph1b/2 trial varied considerably by subgroup

	Ph1b/2 (N=48)	Ph2 Exp. (N=18)	Total (N=66)	Historical Controls*
Bev naïve	82% (9 of 11) 14.0 mo 23% of patients	50% (2 of 4) Not reached 22% of patients	73% (11 of 15) 15.0 mo 23% of patients	23-26% ORR 6.9 – 8.5 mo mPFS
Bev exposed	22% (8 of 37) 7.8 mo 77% of patients	0% (0 of 14) 7.8 mo 78% of patients	16% (8 of 51) 7.8 mo 77% of patients	5-13% ORR 4.5 – 6.7 mo mPFS
Total	35% (17 of 48) 9.3 mo 100% of patients	11% (2 of 18) 8.4 mo 100% of patients	29% (19 of 66) 9.3 mo 100% of patients	

* Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. Giantonio et al., 2007, J Clin Oncol 25:1539-1544; Moriwaki et al., Med Oncol, 2012, 29:2842–2848; Beretta et al, Med Oncol 2013, 30:486. mCRC: metastatic colorectal cancer

Bev naïve patients experienced deeper tumor regression

Change in tumor size from baseline* – all doses (as of June 16, 2023)



Bev naïve
Bev exposed
Best response of:
CR
PR
SD
PD
Median best response % change:
All patients -39%
CR/PR only -50%
Median best response % change:
All patients -3%
PR only -39%
% change in target lesions from baseline
20
0
-30
-100
30% tumor reduction
0
5
10
15
20
Months on treatment
Progressive disease
Stable disease
Partial response
Complete response

* Spider plots reflect interim data as of June 16, 2023 from an ongoing trial and unlocked database

ORR is consistently greater for bev naïve patients across characteristics

No single patient characteristic explains the difference in response rates by prior bev status



ORR (%) for Bevacizumab Naïve vs. Exposed Patients* – as of June 16, 2023
100%
24%
83%
21%
78%
18%
77%
10%
75%
18%
73%
16%
67%
11%
67%
7%
67%
8%
63%
14%
N=
4
17
6
24
9
39
13
40
4
17
15
51
9
27
6
15
6
12
8
49
Right Colon Tumor
Female
Liver Lesions
RP2D
Rectal Tumor
All patients
Male
Left Colon Tumor
No Liver Lesions
Metastatic Diagnosis (M1)
Bev naïve
Bev exposed

* Onvansertib ORR is interim data as of June 16, 2023 from an ongoing trial and unlocked database.

Cardiff Oncology™

Appendix: Additional Preclinical Data

Onvansertib in combination with irinotecan in RAS-mutant CRC PDXs

- The combination of onvansertib and irinotecan showed anti-tumor activity in 6 RAS-mutated PDX models with either acquired or intrinsic resistance to irinotecan.
- The combination showed significant increased anti-tumor activity compared to onvansertib single agent in 5 of the 6 models.
- These data support that onvansertib + irinotecan is an active combination in RAS-mutated PDX models and that Onvansertib can sensitize tumors to irinotecan.



B8141R (NRAS Q61R)
C1177R (KRAS G12C)
C1143 (KRAS G12D)
B8182 (KRAS G12C)
B8086 (KRAS G12V)
C1144 (KRAS G12C)
Tumor volume change (%)
Treatment time (days)
Vehicle
Onvansertib
Irinotecan
Onv+Irino
ns

In collaboration with Dr. Kopetz (MD Anderson)

Dosing schedule: onvansertib 60 mg/kg daily; irinotecan 40mg/kg weekly, for up to 21days.
Mean + SD are represented. Unpaired t-test, **p<0.01, ***p<0.001, ****p<0.0001

Onvansertib in combination with FOLFOX in RAS-mutant CRC PDXs

The chemotherapeutics oxaliplatin+5FU had no or modest activity in the 6 RAS-mutant PDX models tested.

Conversely, the combination of onvansertib with oxaliplatin+5FU was efficacious in all 6 models, resulting in tumor statis or tumor regression.

In 5 of the 6 models, the combination had significantly superior activity than the single agent treatments.

These data support the efficacy of onvansertib in combination with oxaliplatin+5FU in RAS-mutant CRC PDXs resistant or partially sensitive to oxaliplatin+5FU.



B8141 (NRAS Q61R)
B8239 (KRAS G12C)
C1143 (KRAS G12D)
B1008 (KRAS G12D)
C1117 (KRAS G12D)
C1138 (KRAS G13D)
Tumor volume change (%)
Treatment time (days)
Vehicle
Onvansertib
Oxa/5FU
Onv/Oxa/5FU

In collaboration with Dr. Kopetz (MD Anderson)

Dosing schedule: onvansertib 45 mg/kg daily; oxaliplatin 10mg/kg weekly; 5-FU 25mg/kg 5times/week for up to 21days. Mean + SD are represented. Unpaired t-test, *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001

Onvansertib inhibits vascularization *in vitro*

Tube formation assay: HUVEC endothelial cells seeded onto a 3D extracellular matrix form tube-like structures upon stimulation with the angiogenic factor VEGFA, simulating the formation of new blood vessels

Treatment with onvansertib (25, 100 and 400nM) for 24h significantly reduced VEGFA-stimulated HUVECs tube formation in a dose-dependent manner, demonstrating that onvansertib inhibits angiogenesis *in vitro*


HUVEC
HUVEC+VEGF
HUVEC + VEGF + Onvansertib (25 nmol/L)
HUVEC + VEGF + Onvansertib (100 nmol/L)
HUVEC + VEGF + Onvansertib (400 nmol/L)


Total master segments length
Total master segments length
60000
40000
20000
0
##
***
HUVEC
HUVEC+VEGF
HUVEC + VEGF + Onvansertib (25 nmol/L)
HUVEC + VEGF + Onvansertib (100 nmol/L)
HUVEC + VEGF + Onvansertib (400 nmol/L)
Number of meshes
Number of meshes
250
200
150
100
50
0